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                                                                   Exhibit 10.39


                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT ("Agreement") made as of the 13th day of May, 2002, by and between MACK CALI PROPERTY TRUST, a Maryland business trust, having an address at 11 Commerce Drive, Cranford, New Jersey 07016 (the "Mezzanine Lender"); JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation, having an office at John Hancock Tower, T-56, 200 Clarendon Street, Boston, Massachusetts 02116, its successors and assigns (the "Mortgage Lender"); BROOKVIEW PARTNERS, L.P., a Texas limited partnership, having an address of 2001 Ross Avenue, Suite 3160, Dallas, Texas 75201 ("Mortgage Borrower"); and NUSSBAUM CENTENNIAL PARTNERS, L.P., a Texas limited partnership, and ASHWOODAMERICAN PARTNERS MC DALLAS, L.P., a Texas limited partnership, having an address of 2001 Ross Avenue, Suite 3160, Dallas, Texas 75201 (individually or collectively, the "Mezzanine Borrowers"), which Mortgage Borrower and Mezzanine Borrowers are executing this Agreement solely for the purposes set forth in Section 11(m) below.

                                    RECITALS:

         A. The Mortgage Lender has made a loan in the amount of $14,900,000.00 to Mortgage Borrower (the "Republic/Metroport Loan"). The Republic/Metroport Loan is evidenced and secured by the following loan documents, as the same may be amended, modified or extended from time to time, subject to the restrictions on amendments set forth in this Agreement (as so amended, modified or extended, from time to time, the "Republic/Metroport Loan Documents"):

                  (i) Deed of Trust Note in the original principal amount of $14,900,000.00 executed by Brookview Partners, L.P. to the order of John Hancock Life Insurance Company;

                  (ii) Deed of Trust, Assignment of Leases and Rents and Security Agreement executed by Brookview Partners, L.P. to Michael R. Winkler, Trustee, for the benefit of John Hancock Life Insurance Company, covering certain property in Collin County and Dallas County, Texas;

                  (iii) Assignment of Leases and Rents executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (iv) UCC Financing Statements executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (v) Borrower's Certificate executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (vi) Indemnification Agreement by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (vii) Assignment of Agreements, Permits and Contracts executed by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (viii) Renovation, Tenant Improvement and Leasing Commission Agreement executed by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (ix) Guaranty Agreement executed by David Gruber, Paul Nussbaum, Grady Jordan, Jr., Steven H. Levin, Alan J. Hirschfield and Harold W. Bird, II, in favor of John Hancock Life Insurance Company;


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                  (x) Manager's Consent and Subordination of Management
Agreement made by Mack-Cali Texas Management, L.P. in favor of John Hancock Life Insurance Company; and

                  (xi) All other documents or instruments now or hereafter executed, evidencing, securing or otherwise related to the Republic/Metroport Loan.

         B. The Mortgage Lender has made a loan in the amount of $9,000,000.00 to Mortgage Borrower (the "Monticello Loan"). The Monticello Loan is evidenced and secured by the following loan documents, as the same may be amended, modified or extended from time to time, subject to the restrictions on amendments set forth in this Agreement (as so amended, modified or extended, from time to time, the "Monticello Loan Documents"):

                  (i) Deed of Trust Note in the original principal amount of $9,000,000.00 executed by Brookview Partners, L.P. to the order of John Hancock Life Insurance Company;

                  (ii) Deed of Trust, Assignment of Leases and Rents and Security Agreement executed by Brookview Partners, L.P. to Michael R. Winkler, Trustee, for the benefit of John Hancock Life Insurance Company, covering certain property in Dallas County, Texas;

                  (iii) Assignment of Leases and Rents executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (iv) UCC Financing Statements executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (v) Borrower's Certificate executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (vi) Indemnification Agreement by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (vii) Assignment of Agreements, Permits and Contracts executed by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (viii) Renovation, Tenant Improvement and Leasing Commission Agreement executed by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (ix) Guaranty Agreement executed by David Gruber, Paul Nussbaum, Grady Jordan, Jr., Steven H. Levin, Alan J. Hirschfield and Harold W. Bird, II, in favor of John Hancock Life Insurance Company;

                  (x) Manager's Consent and Subordination of Management Agreement made by Mack-Cali Texas Management, L.P. in favor of John Hancock Life Insurance Company; and

                  (xi) All other documents or instruments now or hereafter executed, evidencing, securing or otherwise related to the Monticello Loan.

         C. The Mortgage Lender has made a loan in the amount of $3,300,000.00 to Mortgage Borrower (the "Landmark Loan"). The Landmark Loan is evidenced and secured by the following loan documents, as the same may be amended, modified or extended from time to time, subject to the restrictions on amendments set forth in this Agreement (as so amended, modified or extended, from time to time, the "Landmark Loan Documents"):



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                  (i) Deed of Trust Note in the original principal amount of
$3,300,000.00 executed by Brookview Partners, L.P. to the order of John Hancock Life Insurance Company;

                  (ii) Deed of Trust, Assignment of Leases and Rents and Security Agreement executed by Brookview Partners, L.P. to Michael R. Winkler, Trustee, for the benefit of John Hancock Life Insurance Company, covering certain property in Tarrant County, Texas;

                  (iii) Assignment of Leases and Rents executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (iv) UCC Financing Statements executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (v) Borrower's Certificate executed by Brookview Partners, L.P. to John Hancock Life Insurance Company;

                  (vi) Indemnification Agreement by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (vii) Assignment of Agreements, Permits and Contracts executed by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (viii) Renovation, Tenant Improvement and Leasing Commission Agreement executed by Brookview Partners, L.P. in favor of John Hancock Life Insurance Company;

                  (ix) Guaranty Agreement executed by David Gruber, Paul Nussbaum, Grady Jordan, Jr., Steven H. Levin, Alan J. Hirschfield and Harold W. Bird, II, in favor of John Hancock Life Insurance Company;

                  (x) Manager's Consent and Subordination of Management Agreement made by Mack-Cali Texas Management, L.P. in favor of John Hancock Life Insurance Company; and

                  (xi) All other documents or instruments now or hereafter executed, evidencing, securing or otherwise related to the Landmark Loan.

         D. The Mezzanine Lender has made a loan to the Mezzanine Borrowers in the amount of $5,000,000.00 (the "Mezzanine Financing" or "Mezzanine Loan"). The Mezzanine Financing is evidenced and secured by the following documents, as the same may be amended, modified or extended from time to time, subject to the restrictions on amendments set forth in this Agreement (as so amended, modified or extended, from time to time, the "Mezzanine Financing Loan Documents" or the "Mezzanine Loan Documents"):

                  (i) Promissory Note dated May 13, 2002 in the principal sum of $5,000,000 made by Nussbaum Centennial Partners, L.P. and AshwoodAmerican Partners MC Dallas, L.P. to Mack-Cali Property Trust;

                  (ii) Mezzanine Loan Agreement dated May 13, 2002 by and between Mack-Cali Property Trust, as Mezzanine Lender, Nussbaum Centennial Partners, L.P. and AshwoodAmerican Partners MC Dallas, L.P.;

                  (iii) Recourse Guaranty dated May 13, 2002 David S. Gruber, Paul Nussbaum, Grady Jordan, Jr., Alan J. Hirschfield, Harold W. Bird, II and Steven H. Levin to Mack-Cali Property Trust;



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                  (iv) Hazardous Material Indemnification dated May 13, 2002 by
Nussbaum Centennial Partners, L.P. and AshwoodAmerican Partners MC Dallas, L.P. to Mack-Cali Property Trust;

                  (v) Pledge and Security Agreement (Membership Interests) dated May 13, 2002 made by Nussbaum Centennial Partners, L.P. in favor of Mack-Cali Property Trust;

                  (vi) Pledge and Security Agreement (Membership Interests) dated May 13, 2002 made by AshwoodAmerican Partners MC Dallas, L.P. in favor of Mack-Cali Property Trust;

                  (vii) Pledge and Security Agreement (Partnership Interests) dated May 13, 2002 made by Nussbaum Centennial Partners, L.P. in favor of Mack-Cali Property Trust;

                  (viii) Pledge and Security Agreement (Partnership Interests) dated May 13, 2002 made by AshwoodAmerican Partners MC Dallas, L.P. in favor of Mack-Cali Property Trust;

                  (ix) UCC Financing Statement re: Membership Interests pledge dated May 13, 2002 given by Nussbaum Centennial Partners, L.P. in favor of Mack-Cali Property Trust;

                  (x) UCC Financing Statement re: Membership Interests pledge dated May 13, 2002 given by AshwoodAmerican Partners MC Dallas, L.P. in favor of Mack-Cali Property Trust;

                  (xi) UCC Financing Statement re: Partnership Interests pledge dated May 13, 2002 given by Nussbaum Centennial Partners, L.P. in favor of Mack-Cali Property Trust; and

                  (xii) UCC Financing Statement re: Partnership Interests pledge dated May 13, 2002 given by AshwoodAmerican Partners MC Dallas, L.P. in favor of Mack-Cali Property Trust.

         E. Mortgage Lender and Mezzanine Lender have agreed to enter into this Agreement to set forth certain terms and conditions governing the relationship between the Mortgage Loans and the Mezzanine Loan;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Except as otherwise set forth herein, the following terms shall have the meanings ascribed to them below:

         "Mezzanine Financing" or "Mezzanine Loan" shall mean the Mezzanine Financing or Mezzanine Loan described in the Recitals of this Agreement.

         "Mezzanine Financing Loan Documents" or "Mezzanine Loan Documents" shall mean the Mezzanine Financing Loan Documents or Mezzanine Loan Documents described in the Recitals of this Agreement.

         "Mortgage" or "Deed of Trust" shall mean any of the Deeds of Trust comprising a part of the Mortgage Loan Documents.

         "Mortgage Indebtedness" shall mean the indebtedness evidenced or secured by the Mortgage Loan Documents.

         "Mortgage Loan Documents" shall mean collectively the Republic/Metroport Loan Documents, the Monticello Loan Documents and the Landmark Loan Documents, described in the Recitals of this Agreement.



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         "Mortgage Loans" shall mean the Republic/Metroport Loan, the Monticello
Loan and the Landmark Loan.

         "Mortgaged Property" or "Property" shall mean the Trust Property described in the Mortgage Loan Documents.

         "Qualified Transferee" shall mean the following:

         (i) the Mack Cali Property Trust or an entity wholly owned and controlled by the Mack Cali Property Trust;

         (ii) an insurance company, bank, savings and loan association, trust company, commercial credit corporation, pension plan, pension fund or pension fund advisory firm, mutual fund or other investment company, governmental entity or plan, "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (other than a broker/dealer), or an institution substantially similar to any of the foregoing (including a real estate investment trust or real estate opportunity fund), in each case under this clause (ii) having at least $600,000,000 in capital/statutory surplus or shareholder's equity (except as to a pension fund advisory firm or similar fiduciary) and at least $1,000,000,000 in total assets (in name or under management), and being regularly engaged in the business of making, holding and/or servicing commercial real estate loans;

         (iii) any entity wholly-owned by any one or more institutions meeting the criteria in clause (ii); or

         (iv) the entities described in (i) through (iii) above shall not be affiliates of the Mortgage Borrower or Mezzanine Borrowers.

         2. TERMS OF MEZZANINE FINANCING.

         (a) The sole collateral for the Mezzanine Financing will consist of an assignment and pledge of and a security interest in (i) the limited partnership interests in the Mortgage Borrower and (ii) the membership interests in the general partner of Mortgage Borrower, MC Associates, LLC, a Texas limited liability company (collectively, the "Mezzanine Collateral" or "Mortgage Borrower Equity"), and shall expressly not include (x) any mortgage, encumbrance, grant of lien or deed of trust in any interest in the Mortgaged Property (whether the fee simple interest or the leasehold estate); (y) any assignment of leases, rents, revenues and other income generated from the operation of the Mortgaged Property; or (z) any interest in the personal property now or hereafter used in the operation of the Mortgaged Property;

         (b) INTENTIONALLY DELETED;

         (c) Subject to the terms of Section 6(a)(iv) of this Agreement, the Mezzanine Financing shall have a maturity date (expressly excluding any unexercised options or rights to extend the term) that exceeds the last maturity date of the Mortgage Loans by no fewer than six (6) months;

         (d) The principal balance of the Mezzanine Financing shall not exceed $5,000,000, shall be at a fixed rate not to exceed 15.0% with a constant amortization of no less than 30 years (it being currently understood that the Mezzanine Financing shall be interest only), and with all interest payments at 11% on a current basis with a maximum of 4% accruals for deferred interest or additional principal or advances, subject, however, to Section 5(b) below;

         (e) The Mezzanine Financing must not be given in satisfaction of or to evidence any judgments or claims against the Mortgage Borrower or the Mezzanine Borrowers;



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         (f) The Mezzanine Financing shall not be cross-defaulted or cross-collateralized with any other loans other than the Mortgage Loans; provided, further, that Mortgage Lender agrees that a default or Event of Default under the Mezzanine Loan Documents shall not, in and of itself, constitute an Event of Default under the Mortgage Loan Documents.

         3. CONSENT TO MEZZANINE LOAN. Mortgage Lender hereby consents to the liens and security interests in the Mortgage Borrower Equity created in favor of Mezzanine Lender by the Mezzanine Loan Documents. Mortgage Lender hereby consents to Mezzanine Lender making the Mezzanine Loan to Mezzanine Borrower, to the borrowing of the Mezzanine Loan, and to the execution and delivery of the Mezzanine Loan Documents to Mezzanine Lender. Mortgage Lender hereby acknowledges and agrees that any conditions precedent to Mortgage Lender's consent to mezzanine financing on the Properties as set forth in the Mortgage Loan Documents or any other agreements with Mortgage Borrower, as they apply to the Mezzanine Loan Documents or the making of the Mezzanine Loan, have been either satisfied or waived.

         4. CONSENT TO TRANSFER OF MEZZANINE LOAN; RATING AGENCY CONFIRMATION.

            (a) Mezzanine Lender shall not assign, pledge, sell or transfer the Mezzanine Loan or any portion thereof or any of the Mezzanine Loan Documents to any Person other than a "Qualified Transferee", UNLESS either (i) Mortgage Lender first obtains written confirmation that such transfer will not result in a qualification, downgrade or withdrawal of the then current ratings assigned by each nationally recognized statistical rating organization (a "RATING AGENCY") to any certificates (the "CERTIFICATES") issued in connection with a securitization of the Mortgage Loans or (ii) if the Mortgage Loans have not yet been securitized, Mezzanine Lender obtains the prior written consent of Mortgage Lender (if the Mortgage Loans have not yet been securitized, Mortgage Lender may, where applicable under this Agreement, obtain prospective confirmation from the Rating Agencies that such action would not result in any qualification, downgrade or withdrawal of ratings if the Mortgage Loans were securitized [a "Prospective Rating Agency Confirmation"]).

            (b) (i) Mezzanine Lender shall not exercise any rights it may have under the Mezzanine Loan Documents to obtain title to the Mezzanine Collateral (such actions are individually and collectively referred to herein as an "EQUITY ENFORCEMENT") UNLESS (x) the transferee obtaining title to the Mezzanine Collateral shall be a Qualified Transferee, (y) the Property will continue to be managed by a Qualified Manager, and (z) if required by Mortgage Lender or by a Rating Agency, a non-consolidation opinion reasonably acceptable to Mortgage Lender is delivered to the Mortgage Lender; provided further, however, that notwithstanding the foregoing, such transfer may be made to an entity that is not a Qualified Transferee as long as Mezzanine Lender obtains (i) if the Mortgage Loan has not been securitized, the prior written consent of the Mortgage Lender or (ii) if the Mortgage Loan has been securitized, written confirmation from the Rating Agency to the Mortgage Lender, that the transfer will not result in a qualification, downgrade or withdraw of the then current ratings assigned by such Rating Agency to any Certificates.

                (ii) In the event Mezzanine Lender takes an Equity Enforcement action, and the conditions in Section 2(b)(i) are met, Mortgage Lender hereby acknowledges and agrees that any transfer or assumption fee in the Mortgage Loan Documents shall be waived as a condition to such transfer and any such transfer shall not constitute a breach or default under the Mortgage Loan Documents or result in the acceleration of the Mortgage Loans; provided, however, the Mortgage Lender shall be paid for its administrative fees and reasonable attorneys' fees relating to such transaction.

            (c) Mezzanine Lender shall not exercise its rights under the Mezzanine Loan Documents to terminate any property manager and approve a replacement property manager therefor and execution of any related management agreement, UNLESS (x) prior to securitization of the Mortgage Loans, Mezzanine Lender has obtained the prior written consent of Mortgage Lender, as provided in
Section 18(g) of the Mortgages, not to be unreasonably withheld, and (y) following securitization of the Mortgage Loans, Mortgage Lender shall have received written confirmation from each Rating Agency that any such action will not result in a qualification, downgrade or withdrawal of the ratings assigned by such Rating Agency to the Certificates, PROVIDED, HOWEVER, that the right of Mezzanine Lender (i) to approve any change in the property management


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agreement, (ii) to cause the termination of the existing property manager and
(iii) to approve the Mortgage Borrower's designation of a replacement property manager shall in all cases be subject to the rights of the Mortgage Lender under the Mortgage Loan Documents to take such actions so long as any replacement manager so approved by Mortgage Lender is a Qualified Manager. Mezzanine Lender and Mortgage Lender acknowledge and agree that, if Mezzanine Lender or an affiliate of Mezzanine Lender succeeds to the Mortgage Borrower Equity by reason of an Equity Enforcement action or otherwise, neither Mezzanine Lender nor any affiliate of Mezzanine Lender will actually manage the Property, rather the management of the Property shall be conducted by a Qualified Manager that is reasonably acceptable to Mortgage Lender; provided, however, that Mack Cali Property Trust or its affiliates may manage the property as long as a non-consolidation opinion satisfactory to Mortgage Lender is provided with respect to such affiliated property manager. As used herein, the term "Qualified Manager" means (A) subject to the limitations imposed in the preceding sentence Mack Cali Property Trust (or its affiliates) or (B) a third party property manager which (i) is a reputable management company having at least five (5) years' experience in the management of commercial properties with similar uses as the Property and in the jurisdiction in which the Property is located, (ii) manages at least five (5) properties of the same property type as the Property, and (iii) at the time of its engagement as manager has under management leasable square footage of the same property type as the Property equal to the lesser of 1,000,000 leasable square feet or five (5) times the leasable square feet of the Property.

            (d) Mezzanine Lender promptly shall notify Mortgage Lender of any intended action which would specifically require confirmation by a Rating Agency under the express terms of this Agreement and shall cooperate with Mortgage Lender in obtaining such confirmation.

         5. SUBORDINATION; BANKRUPTCY ACTIONS; INSURANCE PROCEEDS AND CONDEMNATION; CONSTRUCTIVE TRUST.

            (a) Mezzanine Lender acknowledges and agrees that (i) the Mezzanine Loan and all rights of Mezzanine Lender under the Mezzanine Loan Documents are and shall remain in all respects subject and subordinate to the Mortgage Loans, its lien on the Property and collateral and all of its terms and provisions and to any modifications, consolidations, extension or renewals thereof, so long as made in accordance with the terms of this Agreement, and to any increases therein resulting from advances to protect or preserve the lien of the Mortgage Loan Documents on the Property, (ii) no tenant under any lease of any portion of the Property will be made a party defendant in any foreclosure upon the Mezzanine Collateral, nor will any other action be taken in connection with such foreclosure which would have the effect of terminating any such lease, and (iii) no portion of the accounts, accounts receivable, rents, issues and profits of the Property shall be collected directly from the Property or the tenants of the Property in connection with the foreclosure upon the Mezzanine Collateral.

            (b) The Mortgage Borrower and the Mezzanine Borrowers hereby covenant and agree not to make, and Mezzanine Lender agrees not to accept any payments under the Mezzanine Financing Loan Documents to the Mezzanine Lender made during any period in which an Event of Default exists under the Mortgage Loan Documents, subject to Mezzanine Lender's cure rights herein. Mezzanine Lender agrees that, if Mezzanine Lender shall receive any such payments made under the Mezzanine Financing Loan Documents at any time during which an Event of Default (subject to Mezzanine Lender's cure rights herein) exists under the Mortgage Loan Documents, then Mezzanine Lender shall hold such payments in trust for the benefit of Mortgage Lender and shall turn such payments over to Mortgage Lender within one (1) business day after receipt thereof. So long as (x) there is no Event of Default (subject to Mezzanine Lender's cure rights herein) under the Mortgage Loan Documents (which shall include, without limitation, that there is no Event of Default relating to the funding of any escrows and reserves under the Mortgage Loan Documents) and (y) all operating and maintenance expenses of the Properties are current and are being paid when due in the ordinary course of business, then the Mezzanine Borrowers may make and the Mezzanine Lender may accept, (i) regular monthly interest payments made under the terms of the Mezzanine Loan Agreement, (ii) the Excess Net Operating Cash Flow payments as provided for in Section 2.5(e) of the Mezzanine Loan Agreement, and (iii) as long as any applicable release payments or other payments required under the terms of the Mortgage Loan Documents


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have been paid, the Net Liquidation Proceeds After Debt Service payments as provided for in Section 2.5(c) of the Mezzanine Loan Agreement for a particular Property may be prepaid to the Mezzanine Lender at the time that any one or more of the Republic Property, the Metroport Property, the Monticello Property or the Landmark Property are either (i) released from the lien of the applicable Republic/Metroport Deed of Trust, the Monticello Deed of Trust or the Landmark Deed of Trust, as the case may be (whether pursuant to Section 84 or 85 of such Deeds of Trust, a prepayment, or otherwise), or (ii) transferred to another party subject to the applicable Republic/Metroport Deed of Trust, the Monticello Deed of Trust or the Landmark Deed of Trust (whether pursuant to the one-time transfer provision in Section 9(f) of the applicable Deed of Trust or otherwise); provided, however, that notwithstanding the foregoing, this permitted prepayment of the Mezzanine Loan shall not, without the prior written consent of Mortgage Lender, apply to casualty or condemnation proceeds.

            (c) In the event (i) the Mortgage Loans become due or is declared due and payable prior to its stated maturity as a result of an Event of Default;
(ii) Mortgage Borrower is in default under the Mortgage Loan Documents; or (iii) any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, by or on behalf of Mortgage Borrower, or of all or any part of the property, assets or business of the Mortgage Borrower or the proceeds thereof, in whatever form, are paid to or become due to any creditor or creditors of the Mortgage Borrower or to any holder of indebtedness of the Mortgage Borrower by reason of or in connection with any liquidation, dissolution or other winding up of the Mortgage Borrower or its business, or any receivership or custodianship for the Mortgage Borrower of all or substantially all of its property, or any insolvency or bankruptcy proceedings or composition or restructuring of any debts of Mortgage Borrower or assignment for the benefit of creditors or any proceeding by or against the Mortgage Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension; then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Mezzanine Financing shall be paid forthwith or delivered directly to the Mortgage Lender for application to the payment of the Mortgage Loans to the extent necessary to make payment in full of all sums secured by or owing under the Mortgage Loans remaining unpaid after giving effect to any concurrent payment or distribution to the Mortgage Lender or, if received by the Mezzanine Lender, shall be held in trust by the Mezzanine Lender for the benefit of the Mortgage Lender. In the event that excess funds collected by Mortgage Lender under this paragraph remain following application thereof to all sums secured by or owing under the Mortgage Loan Documents or required to be paid thereunder, then upon request of Mezzanine Lender, such excess funds shall be paid over to the Mezzanine Lender and the Mortgage Borrower and Mezzanine Borrowers hereby consent and direct Mortgage Lender to make such payments directly to the Mezzanine Lender, provided, however, that Mortgage Lender will have no liability to Mezzanine Lender if by oversight or otherwise Mortgage Lender disburses such proceeds directly to Mortgage Borrower.

            In the event of the occurrence of (i) or (ii) above and until the Mortgage Loans shall have been fully paid and satisfied and all of the obligations of the Mortgage Borrower to the Mortgage Lender shall have been performed in full, no payment shall be made to or accepted by the Mezzanine Lender in respect of the Mezzanine Financing;

            (d) If the Mezzanine Lender shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in the Mortgaged Property, that lien, estate, right or other interest shall be subordinate to the Mortgage Loan Documents as provided herein, and the Mezzanine Lender hereby waives any and all rights it may acquire by subrogation or otherwise to the lien of the Mortgage Loan Documents or any portion thereof;

            (e) Until the satisfaction in full of the Mortgage Indebtedness, Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) hereby covenants and agrees that it will not (i) acquiesce, petition or otherwise invoke, or cause any other person to invoke, an Insolvency Proceeding (as herein defined) with respect to Mortgage Borrower, (ii) seek to appoint a


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receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to Mortgage Borrower or all or any part of their respective property or assets or (iii) seek or acquiesce in the winding-up or liquidation of the affairs of the Mortgage Borrower. Mezzanine Lender further acknowledges and agrees that Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) shall not make any election, give any consent, commence any action or file any motion or take any other action in any case by or against the Mortgage Borrower under the Bankruptcy Code without the prior written consent of Mortgage Lender, which consent may be given or withheld in Mortgage Lender's sole discretion. "INSOLVENCY PROCEEDING" means any proceeding under the Bankruptcy Code or any other insolvency, liquidation, reorganization or other similar proceeding concerning Mortgage Borrower, any action for the dissolution of Mortgage Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of Mortgage Borrower, for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of Mortgage Borrower or any other action concerning the adjustment of the debts of Mortgage Borrower, the cessation of business by Mortgage Borrower, except following a sale, transfer or other disposition of all or substantially all of the assets of Mortgage Borrower in a transaction permitted under the Mortgage Loan Documents.

            (f) Mortgage Lender and Mezzanine Lender hereby agree as follows:

                (i) Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) shall vote in favor of, and not against, any and all actions taken by Mortgage Lender in any bankruptcy proceeding to permit the commencement or continuation of any foreclosure (all subject to the terms and provisions hereof); and

                (ii) Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) shall not propose any plan or vote to confirm or take any other action in support of any plan or other course of action proposed by Mortgage Borrower or any other party (other than Mortgage Lender) which would have the effect of (A) impairing the priority of lien of the Mortgage Loans, (B) denying, impeding or delaying Mortgage Lender's efforts to collect the Mortgage Loans, or (C) delaying, preventing or impairing Mortgage Lender's collection of all or any portion of the Mortgage Loans.

            (g) Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) agrees not to seek, and not to cooperate with any person to seek, to consolidate the Property or any other assets of the Mortgage Borrower with the assets of Mezzanine Borrowers or their affiliates.

            (h) Subject to Mezzanine Lender's exercise of certain cure rights under Sections 8 (curing) and 9 (Notices of Default) hereof, Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) shall not take or institute any action, which directly or indirectly would interfere with or delay the exercise by Mortgage Lender of its rights and remedies in respect of the Property or any part thereof or under the Mortgage Loan Documents or this Agreement. Without limiting the generality of the foregoing, in the event of a bankruptcy or insolvency of Mortgage Borrower, Mezzanine Lender (in its capacity as Mezzanine Lender, but not as an equity holder as a result of an Equity Enforcement) shall not object to or oppose any efforts by Mortgage Lender to obtain relief from the automatic stay under
Section 362 of the Bankruptcy Code or to seek to cause such entity's bankruptcy estate to abandon the Property (or any portion thereof) that is subject to the Mortgage Loan Documents. Nothing in this clause (h) shall be construed to restrict or limit Mezzanine Lender's right to enforce or initiate any Equity Enforcement as permitted under Section 4(b).

            (i) In the event of a casualty to the buildings or improvements constructed on the Property or a condemnation or taking under a power of eminent domain of the Property, the buildings or improvements thereon, Mortgage Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event (the "AWARD"). In the event of a casualty or condemnation, Mortgage Lender shall release the Awards from any such event to the Mortgage Borrower if and to the extent required by the terms and conditions of the Mortgage Loan Documents in order to repair and restore the Property in accordance with the terms and provisions of the Mortgage Loan Documents. Awards made available to the Mortgage Borrower for the repair or restoration of the Property shall not be subject to attachment by Mezzanine Lender. In the event that the Mortgage Lender elects to release casualty insurance proceeds and/or condemnation proceeds to the Mortgage Borrower without requiring that such proceeds be used for restoration or escrows and without imposing any other restriction on the use of such funds, then, upon request of Mezzanine Lender, such excess funds shall be paid over to the Mezzanine Lender and the Mortgage Borrower and Mezzanine Borrowers hereby consent and direct Mortgage Lender to make such payments directly to Mezzanine Lender; provided, however, that Mortgage Lender will have no liability to Mezzanine Lender if by oversight or otherwise Mortgage Lender disburses such proceeds directly to Mortgage Borrower.

            (j) In the Mezzanine Lender receives any Awards pursuant to Section 5(i), such payment shall be received and shall be held by Mezzanine Lender in trust for Mortgage Lender and shall be promptly turned over by Mezzanine Lender to Mortgage Lender.

         6. AMENDMENTS TO LOAN DOCUMENTATION; MORTGAGE BORROWER'S ORGANIZATIONAL DOCUMENTS.

            (a) Notwithstanding any provision in the Mezzanine Loan Documents, Mortgage Lender shall have the right to enter into, execute and agree to modify, amend, consolidate, spread, restate or waive any provision of the Mortgage Loan Documents without obtaining the consent of the Mezzanine Lender, PROVIDED no such modification, amendment, consolidation, spreader, restatement or waiver shall (i) increase the principal amount secured by the Mortgage Loans, (ii) increase the interest rate payable under the Mortgage Loans, (iii) provide for the payment of any additional interest, kicker or similar equity feature, (iv) modify the maturity date of the Mortgage Loans (except that Mortgage Lender may extend the maturity date of the Mortgage Loans in connection with any work-out or other surrender, compromise, release, renewal, or indulgence relating to the Mortgage Loans, provided, however, that in no event will Mezzanine Lender be obligated to extend the maturity of the Mezzanine Loan), (v) spread the lien of the Mortgage Loans to encumber any additional collateral, (vi) cross-default the Mortgage Loans with any other indebtedness, or (vii) adversely affect in any material respect the rights and interests of Mezzanine Lender under the Mezzanine Loan Documents. Notwithstanding the foregoing, any amounts funded by Mortgage Lender under the Mortgage Loan Documents as a result of (A) the making of any protective advances or other advances by Mortgage Lender expressly permitted by the terms of the Mortgage Loan Documents, or (B) interest accruals or accretions and any compounding thereof (including default interest) shall not at any time be deemed to contravene this Section. Mortgage Lender shall, within five (5) business days after any amendments to the Mortgage Loan Documents, provide Mezzanine Lender with notice of such amendments together with copies thereof; provided, however, if Mezzanine Lender's approval of the amendment is required hereunder, then Mezzanine Lender shall be provided with prior notice thereof together with draft copies for approval.

            (b) So long as Mezzanine Lender's security or the Mezzanine Loan are not materially adversely affected, then Mezzanine Lender shall consent to the amendment or modification of the Mortgage Borrower's organizational documents upon request by the Mortgage Lender in order to satisfy reasonable requests made by any Rating Agency in connection with the issuance of the Certificates.

            (c)(i) Notwithstanding any provision in the Mortgage Loan Documents, Mezzanine Lender shall have the right to enter into, execute and agree to modify, amend, consolidate, spread, restate or waive any provision of the Mezzanine Loan Documents without obtaining the consent of the Mortgage Lender, PROVIDED no such modification, amendment, consolidation, spreader, restatement or waiver shall (i) change the payment terms of the Mezzanine Loan including without limitation any changes to the amount or timing of amortization or interest payable under the Mezzanine Loan (provided, however, that the interest rate may be decreased or payments may be deferred or reduced without Mortgage Lender's consent, except that this parenthetical shall not apply to any payments on the Mezzanine Loan that are mandatory under the terms of the Mortgage Loan Documents), (ii) increase the principal amount secured by the Mezzanine Loan,
(iii) increase the interest rate payable under the Mezzanine Loan, (iv) provide for the payment of any additional interest, kicker or similar equity feature, (v) modify the maturity date of the Mezzanine Loan, (vi) spread the lien of the Mezzanine Loan to encumber any additional collateral, (vii) cross-default the Mezzanine Loan with any other indebtedness, or (viii) adversely affect in any material respect the rights and interests of Mortgage Lender under the Mortgage Loan Documents. Notwithstanding the foregoing, any amounts funded by Mezzanine Lender under the Mezzanine Loan Documents as a result of (A) the making of any protective advances or other advances by Mezzanine Lender expressly permitted by the terms of the Mezzanine Loan Documents, or (B) interest accruals or accretions and any compounding thereof (including default interest) shall not at any time be deemed to contravene this Section. Mezzanine Lender shall, within five (5) business days after any amendments to the Mezzanine Loan Documents, provide Mortgage Lender with notice of such amendments together with copies thereof; provided, however, if Mortgage Lender's approval of the amendment is required hereunder, then Mortgage Lender shall be provided with prior notice thereof together with draft copies for approval.

            (ii) Following any securitization of the Mortgage Loans, Mezzanine Lender shall not enter into, execute or agree to any modification, amendment, consolidation, spreader, alteration, change, revision, restatement or waiver of any provision of the Mezzanine Loan Documents (including without limitation by side letter, consent or waiver), unless Mezzanine Lender shall have delivered to Mortgage Lender, at Mezzanine Lender's sole cost and expense, written confirmation from the Rating Agencies that such modification, amendment, consolidation, spreader, alteration, change, revision, restatement or waiver will not result in a qualification, reduction or withdrawal of the ratings then applicable to any Certificates. Any modification, amendment, consolidation, spreader, alteration, change, revision, restatement or waiver in contravention of this Section shall be null and void and of no force and effect with respect to Mortgage Lender. Notwithstanding the foregoing, confirmation by the Rating Agencies shall not be required with respect to modifications and waivers which
(1) in Mortgage Lender's good faith judgment are not adverse in any respect to the Mortgage Lender or to any rating issued or issuable in connection with the Mortgage Loans and/or (2) are not prohibited by Section 6(c)(i) above.

            (iii) Mezzanine Lender shall deliver to Mortgage Lender copies of any and all waivers as to which it is not required to obtain Rating Agency confirmation or Mortgage Lender approval within five (5) Business Days after any of such applicable instruments have been executed by Mezzanine Lender.

         7. LIMITATIONS ON ADDITIONAL RIGHTS OF MEZZANINE LENDER. For as long as the Mezzanine Loan shall remain outstanding:

            (a) LEASES; ALTERATIONS; CONTRACTUAL OBLIGATIONS. Mortgage Lender and Mezzanine Lender hereby acknowledge and agree that any rights of the Mezzanine Lender pursuant to the Mezzanine Loan Documents, to consent to: (i) the terms of any lease; (ii) material alterations or modifications to the Property; or (iii) the terms of any material contractual obligation of the Mortgage Borrower, shall be subject to any rights of the Mortgage Lender under the Mortgage Loan Documents to approve such actions. In the event both the Mezzanine Lender and the Mortgage Lender shall have such rights at any time, and the Mortgage Lender shall fail to exercise such rights, the Mezzanine Lender may exercise such rights, but such exercise may be superseded by any subsequent exercise of such rights by the Mortgage Lender to the extent provided in the Mortgage Loan Documents, it being the intent of the parties hereto that the terms and provisions of the Mortgage Loan Documents and the rights and obligations thereunder with respect to such issues shall control over any terms and provisions of the Mezzanine Loan Documents and the rights and obligations hereunder with respect to such issues. In the event that Mortgage Borrower submits an action to Mortgage Lender for approval and Mortgage Lender approves such item, then Mortgage Lender's approval shall not be deemed to require the Mortgage Borrower to consummate such action unless such action is mandatory under the Mortgage Loan Documents.

            (b) ANNUAL BUDGET; EXTRAORDINARY EXPENSES. Mortgage Lender and Mezzanine Lender hereby acknowledge and agree that any rights of the Mezzanine Lender, pursuant to the Mezzanine Loan Documents, to consent to: (i) annual budgets; or (ii) Extraordinary Expenses (as herein defined), shall be subject to any rights of the Mortgage Lender under the Mortgage Loan Documents to approve such actions. In the event both the Mezzanine Lender and the Mortgage Lender shall have such rights at any time, and the Mortgage Lender shall fail to exercise such rights, the Mezzanine Lender may exercise such rights, but such exercise may be superseded by any subsequent exercise of such rights by the Mortgage Lender to the extent provided in the Mortgage Loan Documents, it being the intent of the parties hereto that the terms and provisions of the Mortgage Loan Documents and the rights and obligations thereunder with respect to such issues shall control over any terms and provisions of the Mezzanine Loan Documents and the rights and obligations hereunder with respect to such issues. "EXTRAORDINARY EXPENSES" shall mean any extraordinary operating expenses or capital expenses not set forth in the applicable approved annual budget or otherwise reserved for by Mortgage Lender. In the event that Mortgage Borrower submits an action to Mortgage Lender for approval and Mortgage Lender approves such item, then Mortgage Lender's approval shall not be deemed to require the Mortgage Borrower to consummate such action unless such action is mandatory under the Mortgage Loan Documents.

         8. CURING. Subject to the terms of Section 9, the Mezzanine Lender shall have the right, but not the obligation, (a) to cure an "Event of Default" by the Mortgage Borrower under the Mortgage (subject to any right of the Mortgage Borrower to contest an Event of Default under the Mortgage) and (b) to satisfy any liens, claims or judgments against the Property, in either case, subject to the Mortgage Borrower's right to contest such matters under the Mortgage.

         9. NOTICES OF DEFAULT AND CURE; PURCHASE OF MORTGAGE LOANS.

            (a) The Mezzanine Lender shall, simultaneously with delivery to Mezzanine Borrowers, give Mortgage Lender copies of any notices given to Mezzanine Borrowers under the Mezzanine Loan Documents of "Events of Default" or of notices of events that with the passage of time and failure to cure, would result in the occurrence of a "default" or "Event of Default" under the Mezzanine Loan Documents.

            (b) The Mortgage Lender shall give the Mezzanine Lender copies of notices given to the Mortgage Borrower under the Mortgage Loan Documents of "Events of Default." If there occurs any default by Mortgage Borrower in its obligation to pay money under the Mortgage Loan Documents, including, without limitation, scheduled payments of principal and interest under the Mortgage Loans, sums required to discharge any lien or encumbrance or to pay taxes, insurance premiums or other obligations (a "MONETARY DEFAULT"), Mortgage Lender agrees that Mezzanine Lender shall have the right, but not the obligation, to cure such Monetary Default within five (5) business days after written notice thereof by Mortgage Lender to Mezzanine Lender; and if there occurs any default by Mortgage Borrower with respect to its failure to perform any of its other obligations (other than an obligation to pay money) under the Mortgage Loan Documents (a "NON-MONETARY DEFAULT"), Mortgage Lender agrees that, Mezzanine Lender shall have the right, but not the obligation, to cure such Non-Monetary Default within the greater of (x) 5 business days after written notice and (y) the cure period for such default, if any, under the Mortgage Loan Documents, and Mortgage Lender shall not accelerate the indebtedness under the Mortgage Loans or commence a foreclosure on the Property or seek the appointment of a receiver for the Property unless Mezzanine Lender shall have failed to cure or cause to be cured such default within the time period set forth above (except this notice and cure right shall not apply to transfers of the Properties or of interests in the Mortgage Borrower which are in violation of the Mortgage Loan Documents or bankruptcy or insolvency defaults under Section 41 of the Deeds of Trust). Notwithstanding any such performance by Mezzanine Lender of any such obligations of Mortgage Borrower, Mezzanine Lender hereby absolutely and irrevocably waives, to the fullest extent permitted by applicable law, and agrees that it shall not seek to enforce in any manner whatsoever, any rights it may have, by contract, at law or in equity, to be subrogated to Mortgage Lender's rights against Mezzanine Lender under the Mortgage Loan Documents or to Mortgage Lender's liens, interests, estates or rights on, in or to the Property until payment in full of the Mortgage Loans in accordance with its terms.

            (c) Notwithstanding the foregoing, the failure of Mortgage Lender to provide any such notice to Mezzanine Lender shall not affect, limit, modify, or waive in any manner or respect (i) the default or breach under the Mortgage Loans with respect to Mortgage Borrower or (ii) Mortgage Lender's rights and remedies with respect to the Mortgage Borrower pursuant to the Mortgage Loan Documents with respect to any payment failure by the Mortgage Borrower or any indemnitor or guarantor; and provided further, that the foregoing shall not, and shall not be deemed to, limit, affect, modify or waive in any manner or respect (but shall impose no obligation on Mortgage Lender with respect to the exercise thereof) Mortgage Lender's rights and remedies upon the occurrence of a material non-payment default which Mortgage Lender determines, in its good faith judgment, to be or create an emergency or to necessitate an immediate response or action in order to preserve or protect the Property, the collateral granted to Mortgage Lender or the health and/or safety of any tenant or other persons and their property on or at, occupying or using all or any portion of, the Property.

            (d) If: (i) an Event of Default shall have occurred under the terms of the Mortgage Loan Documents and Mortgage Lender shall have accelerated the indebtedness under the Mortgage Loans; or (b) a bankruptcy proceeding shall have commenced and be continuing with respect to Mortgage Borrower, then Mezzanine Lender shall have the right (but not the obligation) to purchase the Mortgage Loans upon the payment to the Mortgage Lender of an amount equal to the sum of
(i) 100% of the unpaid principal balance of the Mortgage Loan Documents on the date of purchase, (ii) all accrued but unpaid interest on the Mortgage Loan Documents to the date of purchase (including any applicable default interest),
(iii) all prepayment or similar premiums owing under the Mortgage Loan Documents (including any premium payable during the lockout period calculated in accordance with Section 3 of the Note), (iv) any advances made by Mortgage Lender for protection of security such as, for example, advances for taxes, insurance and the like, (v) any expenses owing to Mortgage Lender under the Mortgage Loan Documents, including any enforcement or collection expenses in connection with the Mortgage Enforcement Proceedings, and (vi) all other obligations payable under the Mortgage Loan Documents (collectively, the "LOAN PURCHASE PRICE"). Mezzanine Lender's right to purchase the Mortgage Loans may be exercised by written notice to Mortgage Lender of its intention to do so and payment of the Loan Purchase Price within thirty (30) days after notice has been given to Mezzanine Lender of such acceleration of the Mortgage Loans or bankruptcy of the Mortgage Borrower, and in any event prior to the final foreclosure of any Mortgage. Upon payment to Mortgage Lender of the Loan Purchase Price, Mortgage Lender will execute assignment documents to assign (without recourse, representation or warranty, except for representations as to the outstanding balance of the Mortgage Loans and that Mortgage Lender has not assigned or encumbered its rights in the Mortgage Loans) the Mortgage Loans to Mezzanine Lender or its designee. In addition, upon payment to Mortgage Lender of the Loan Purchase Price, all originals of the Mortgage Loan Documents, appropriately endorsed and assigned in recordable form, where appropriate, and any reserves or escrows arising or held under the Mortgage Loan Documents (including, without limitation, any tax, insurance and capital expense replacement reserves or escrows), shall be delivered to Mezzanine Lender; provided, however, that Mezzanine Lender shall pay all costs and expenses incurred by Mortgage Lender in connection with the purchase of the Mortgage Loan including, without limitation, attorneys' fees.

         10. TERMINATION. This Agreement shall terminate upon full and final payment of any and all amounts due under the Mortgage Loans, provided that all rights of the Mezzanine Lender hereunder shall automatically terminate at such time as the Mezzanine Loan has been paid in full.

         11. MISCELLANEOUS.

            (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Mezzanine Lender and Mortgage Lender and their respective successors and assigns, whether immediate or remote. Mortgage Lender and Mezzanine Lender agree, and as a condition to assignment of the Mortgage Loans or the Mezzanine Loan their assignees shall agree, that this Agreement will be assigned to all future assignees of the Mortgage Loans or the Mezzanine Loan.

            (b) NO WAIVER BY MORTGAGE LENDER OR MEZZANINE LENDER. The Mortgage Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act by the Mortgage Borrower or the Mezzanine Lender, or any non-compliance of the Mortgage Borrower or the Mezzanine Lender with any agreement or obligation, regardless of any knowledge thereof which the Mortgage Lender may have or with which the Mortgage Lender may be charged; and no action of the Mortgage Lender permitted hereunder shall in any way affect or impair the rights of the Mortgage Lender and the obligations of the Mezzanine Lender under this Agreement. No delay on the part of the Mortgage Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Mortgage Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Mortgage Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Mortgage Lender. Mezzanine Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act by the Mortgage Borrower or the Mortgage Lender, or any non-compliance of the Mortgage Borrower or the Mortgage Lender with any agreement or obligation, regardless of any knowledge thereof which the Mezzanine Lender may have or with which the Mezzanine Lender may be charged; and no action of the Mezzanine Lender permitted hereunder shall in any way affect or impair the rights of the Mezzanine Lender and the obligations of the Mortgage Lender under this Agreement. No delay on the part of the Mezzanine Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Mezzanine Lender of any right or remedy shall preclude other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Mezzanine Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Mezzanine Lender.

            (c) FURTHER ASSURANCES.

                (i) Mezzanine Lender shall execute such further documents or instruments and take such further action as Mortgage Lender may reasonably require from time to time to carry out the intent of this Agreement.

                (ii) Mortgage Lender shall execute such further documents or instruments and take such further action as the Mezzanine Lender may reasonably require from time to time to carry out the intent of this Agreement.

            (d) NOTICES. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Agreement, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as set forth on page 1 of this Agreement (or to such other address or person as either party or person entitled to notice may by notice to the other party specify).

            (e) CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to the conflict of laws principles thereof. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            (f) AMENDMENTS AND WAIVERS. Neither this Agreement nor any terms hereof may be amended, modified or waived other than by a written agreement executed by the party against which such amendment, modification or waiver is sought to be enforced. If the Mortgage Loans have been included in a securitization, any amendment of this Agreement shall be subject to written confirmation from each Rating Agency rating the Certificates that such amendment will not result in a qualification, downgrade or withdrawal of the then-current ratings assigned by such Rating Agencies to the Certificates.

            (g) COUNTERPARTS. This Agreement may be executed in execution counterparts by the signatories hereto and each such counterpart shall have the force and effect of an original.

            (h) LIABILITY OF MORTGAGE LENDER. Mezzanine Lender acknowledges that Mezzanine Lender shall have no right hereunder to seek monetary damages from Mortgage Lender for any failure to perform any obligation hereunder.

            (i) EXPENSES IN REVIEW OF MEZZANINE FINANCING. All costs and expenses in connection with Mortgage Lender's review and approval of the Mezzanine Financing and the Mezzanine Financing Loan Documents shall be paid by the Mortgage Borrower, including, without limitation, Mortgage Lender's attorneys' fees. All costs and expenses in connection with Mezzanine Lender's review and approval of the Mezzanine Financing and the Mezzanine Financing Loan Documents shall be paid by the Mezzanine Borrowers, including, without limitation, Mezzanine Lender's attorneys' fees.

            (j) REINSTATEMENT. To the extent any payment under the Mortgage Loan Documents (whether by or on behalf of the Mortgage Borrower, as proceeds of security or enforcement of any right of set-off or otherwise) is for any reason repaid or returned to the Mortgage Borrower or its insolvent estate, or avoided, set aside or required to be paid to the Mortgage Borrower, a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then the Mortgage Loans or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding to the extent of any repayment, return, or other action as if such payment had not occurred. To the extent any payment under the Mezzanine Loan Documents (whether by or on behalf of the Mezzanine Borrowers, as proceeds of security or enforcement of any right of set-off or otherwise) is for any reason repaid or returned to the Mezzanine Borrowers or its insolvent estate, or avoided, set aside or required to be paid to the Mezzanine Borrowers, a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then the Mezzanine Loans or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding to the extent of any repayment, return, or other action as if such payment had not occurred.

            (k) ESTOPPEL CERTIFICATES. After request by the Mortgage Lender, the Mezzanine Lender shall within ten (10) days furnish the Mortgage Lender with a statement, duly acknowledged and certified setting forth the original principal amount of the Mezzanine Financing, the unpaid principal balance, all accrued but unpaid interest and that, to the best of its knowledge, there exists no defaults in the repayment of the Mezzanine Financing under the Mezzanine Financing Loan Documents or otherwise. After request by the Mezzanine Lender, the Mortgage Lender shall within ten (10) days furnish the Mezzanine Lender with a statement, duly acknowledged and certified setting forth the original principal amount of the Mortgage Loans, the unpaid principal balance, all accrued but unpaid interest and that, to the best of its knowledge, there exists no defaults in the repayment of the Mortgage Loans under the Mortgage Loan Documents or otherwise.

            (l) ADMINISTRATIVE FEES. Mortgage Lender may charge reasonable administrative fees and be reimbursed for all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, associated with reviewing and processing requests under this Agreement which fees shall be paid by Mortgage Borrower. Mezzanine Lender may charge reasonable administrative fees and be reimbursed for all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, associated with reviewing and processing requests under this Agreement which fees shall be paid by Mezzanine Borrowers.

            (m) MORTGAGE BORROWER AND MEZZANINE BORROWERS. The Mortgage Borrower and the Mezzanine Borrowers are joining in this Agreement only for the purposes of their agreement to be bound by the terms and provisions of the first sentence of Section 5(b), the last sentence of Section 5(c), the last sentence of Section 5(i), Section 11(b), Section 11(i) and Section 11(l) hereof. The Mortgage Borrower and Mezzanine Borrowers shall have no substantive rights under this Agreement.

            (n) CONFLICTS. This Agreement shall be deemed to govern any conflicts, as between Mortgage Lender and Mezzanine Lender, between the terms and provisions of the Mortgage Loan Documents and the Mezzanine Financing Loan Documents.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

                                   MEZZANINE LENDER:
                                   ----------------

                                   MACK CALI PROPERTY TRUST,
                                   a Maryland Business Trust

                                   By: /s/ Roger W. Thomas
                                      -------------------------------
                                      Name: Roger W. Thomas
                                      Title: Executive Vice President
                                             & General Counsel



                                   MORTGAGE LENDER:
                                   ---------------

                                   JOHN HANCOCK LIFE INSURANCE COMPANY,
                                   a Massachusetts corporation

                                   By: /s/ Thomas J. Corrigan
                                      -------------------------------
                                      Name: Thomas J. Corrigan
                                      Title:

                                   MORTGAGE BORROWER:
                                   -----------------

                                   BROOKVIEW PARTNERS, L.P.,
                                   a Texas limited partnership   (SEAL)

                                   By: BROOKVIEW ASSOCIATES, L.L.C., a Texas
                                       limited liability company, its General
                                       Partner

                                       By: /s/ David S. Gruber
                                          --------------------------------------
                                             Manager


                                   MEZZANINE BORROWERS:
                                   -------------------

                                   NUSSBAUM CENTENNIAL PARTNERS, L.P.,
                                   a Texas limited partnership   (SEAL)

                                   By: NUSSBAUM CENTENNIAL, LLC, a Texas
                                       limited liability company, its General
                                       Partner

                                       By: /s/ Steven H. Levin
                                          --------------------------------------
                                             Manager


                                   ASHWOOD AMERICAN PARTNERS MC DALLAS,
                                   L.P., a Texas limited partnership  (SEAL)

                                   By: A/A/ INVESTORS - MC DALLAS, LLC, a
                                       Texas limited liability company, its
                                       General Partner

                                       By: /s/ David S. Gruber
                                          --------------------------------------
                                             Manager